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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the reference to our Firm under the caption "Experts" and to the use of our report on the consolidated financial statements of PubliCARD, Inc. dated March 26, 1999, incorporated by reference in Amendment No. 1 to the Registration Statement on Form S-3 and the related Prospectus of PubliCARD, Inc. dated October 1, 1999.


                                          /s/ ARTHUR ANDERSEN LLP

Stamford, Connecticut

September 29, 1999